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Exhibit  10.2

                              MANAGEMENT CONTRACT

BETWEEN:
                Crown  International  Inc.                   ("Crown")
          And
                Macwin  Investments  Inc.                    ("Macwin")

          The  parties  agree  as  follows:

     1. From the 1st day of April, 2000 Macwin agrees to provide to Crown the following services:
          - services of at least three people, each proficient as follows and for monthly compensation noted
                    (a)  one  person  in  General  Management         $ 10,000
                    (b)  one  person  in  Marketing                   $ 10,000
                    (c)  one  person  for  Professional  Services     $  5,000
          - provide the capital and/or services or equipment or expenses necessary for the development of Crown's technology and it's commercial applications
          -    provide  full  and  complete  accounts  and  records  for  Crown
          -    oversee  Development  of  Technology
          - develop relationships with software developers to assist with Crown's technology and its applications
          - source, explore and develop Commercial Applications and commercialization of Crown's technology
          - ensure that Crown's technology is developed with commercially viable functions, capabilities and compatibilities
          - coordinate and direct and obtain facilities and personnel necessary for the Research and Development of Crown's technology and its commercial applications
          -    assist  Crown  in  its  effort  to  list  and  trade  its  stock
     2. No more than once in each and every year after the date hereof, Macwin shall present to Crown an invoice for its services as aforesaid and Crown agrees to pay or provide forthwith to Macwin the value of such services.
     3. This contract may be terminated by either party upon 30 days written notice delivered to the other at its usual place of Business.

DATED  at  Toronto  this  1st  day  of  April,  2000.

CROWN INTERNATIONAL INC.                                 MACWIN INVESTMENTS INC.

By:  /s/  Alan  Irwin                                    By:  /s/  Lorna  Irwin
------------------------                                 -----------------------
   Alan  Irwin                                              Lorna  Irwin
   Director / Chief Operating Person                        President


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